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                                                                    Exhibit 99.2


                     [FORM OF NOTICE OF GUARANTEED DELIVERY]

[Liberty Media Corporation logo]

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                        SERIES A RIGHTS CERTIFICATES and
                          SERIES B RIGHTS CERTIFICATES

                                    ISSUED BY

                            LIBERTY MEDIA CORPORATION


            This form, or one substantially equivalent hereto (the "Notice of Guaranteed Delivery"), must be used to exercise the Series A transferable subscription rights (the "Series A Rights") and/or the Series B transferable subscription rights (the "Series B Rights" and together with the Series A Rights, the "Rights") pursuant to the rights offering (the "Rights Offering") described in the prospectus dated ___________, 2002 (the "Prospectus") of Liberty Media Corporation, a Delaware corporation (the "Company"), if a holder of Rights cannot deliver the rights certificates evidencing the Rights (the "Rights Certificate(s)"), to the subscription agent listed below (the "Subscription Agent") at or prior to 5:00 p.m., New York City time, on _________, 2002, unless extended (the "Expiration Time"). Such form must be delivered by hand or sent by facsimile transmission or mail to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Time. See the discussion set forth under "The Rights Offering" in the Prospectus.

            Payment of the subscription price (the "Subscription Price") of $_____ per share for each share of Series A common stock, par value $0.01 per share (the "Series A Common Stock"), of the Company and $____ per share for each share of Series B common stock, par value $0.01 per share (the "Series B Common Stock"), of the Company subscribed for upon exercise of the applicable Rights must be received by the Subscription Agent in the manner specified in the Prospectus at or prior to the Expiration Time even if the Rights Certificate evidencing such Rights is being delivered pursuant to the procedure for guaranteed delivery thereof. See the discussion set forth under "The Rights Offering--Guaranteed Delivery Procedures" in the Prospectus.

                           The Subscription Agent is:
                                [______________]

       By Courier:              Registered Mail:                By Hand:
[______________________]   [________________________]   [______________________]

                                  By Facsimile
                          (Eligible Institutions Only)
                                [(___) ___-____]

                      To confirm receipt of facsimile only:

                                [(___) ___-____]

                  The address and telephone numbers of the information agent (the "Information Agent"), for inquiries, information or requests for additional documentation are as follows:

                               [_________________]

                  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE MACHINE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

      The undersigned hereby represents that he or she is the holder of Rights Certificate(s) representing ___________ Series A Rights and/or _______ Series B Rights and that such Rights Certificate(s) cannot be delivered to the Subscription Agent at or before the Expiration Time. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise (i) the basic subscription privilege (the "Basic Subscription Privilege") to subscribe for one share of Series A Common Stock per whole Series A Right with respect to _______ of the Series A Rights represented by such Rights Certificate(s) and/or ______ shares of Series B Common Stock per whole Series B Right with respect to _______ of the Series B Rights represented by such Rights Certificate(s), (ii) the oversubscription privilege (the "Oversubscription Privilege") relating to each such Series A Right and/or Series B Right to subscribe, to the extent that shares of the applicable series ("Excess Shares") are not subscribed for pursuant to exercises under the Basic Subscription Privilege, for an aggregate of up to _______ Excess Shares of Series A Common Stock and/or _______ Excess Shares of Series B Common Stock. The undersigned understands that payment of the Subscription Price of $____ per share for each share of Series A Common Stock and/or $____ per share for each share of Series B Common Stock subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege must be received by the Subscription Agent at or before the Expiration Time and represents that such payment, in the aggregate amount of $_________, either (check appropriate box):

      [_]   is being delivered to the Subscription Agent herewith

      or

      [_]   has been delivered separately to the Subscription Agent;

and is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto);

      [_]   wire transfer funds

            name of transferor institution _____________________________________
            date of transfer ___________________________________________________
            confirmation number (if available)__________________________________

      [_] uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment clears by such date.)

      [_]   certified check

      [_]   bank draft (cashier's check)

      [_]   money order

            name of maker ______________________________________________________
            date of check, draft or money order number _________________________ bank on which check is drawn or issuer of money order ______________


      [_] 7-7/8% Senior notes due July 15, 2009, bearing CUSIP No. 530715AB7, in the aggregate principal amount of $________.

            -- aggregate principal amount being exchanged ______________________

            -- aggregate principal amount remaining after exchange, if any
               _______________.




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      [_]   8-1/2% Senior debentures due January 15, 2029, bearing CUSIP No.
            530715AD3, in the aggregate principal amount of $________.

            -- aggregate principal amount being exchanged ______________________

            -- aggregate principal amount remaining after exchange, if any
               _______________.

      [_] 8-1/4% Senior debentures due February 1, 2030, bearing CUSIP No. 530715AJ0, in the aggregate principal amount of $________.

            -- aggregate principal amount being exchanged ______________________

            -- aggregate principal amount remaining after exchange, if any
               _______________.

      [_] 7-3/4% Senior notes due July 15, 2009, bearing CUSIP No. 530718AA3, in the aggregate principal amount of $________.

            -- aggregate principal amount being exchanged ______________________

            -- aggregate principal amount remaining after exchange, if any
               _______________.


      All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) _________________________________________       Address(es): __________________________________________

Name(s) ______________________________________________       _______________________________________________________

______________________________________________________       (zip code) ____________________________________________

Area Code and Telephone No.: _________________________       _______________________________________________________
                                                                      Rights Certificate No(s). (If available)

                             (Please Type or Print)




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
                              GUARANTEE OF DELIVERY

           (NOT TO BE USED FOR RIGHTS CERTIFICATE SIGNATURE GUARANTEE)

            The undersigned, a member firm of a registered national securities exchange or member of the National Association of Securities Dealers, Inc., commercial bank or trust company having an office or correspondent in the United States, or another "Eligible Guarantor Institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that within three business days from the date of receipt by the Subscription Agent of this Notice of Guaranteed Delivery, the undersigned will deliver to the Subscription Agent the certificates representing the Rights being exercised hereby, with any required signature guarantees and any other required documents.

Name of Firm:_______________________________________      _______________________________________________________
                                                                           (Authorized Signature)
Address: ___________________________________________      Title:_________________________________________________

____________________________________________________      Name: _________________________________________________
                                        Zip Code
                                                          _______________________________________________________
                                                                           (Please type or print)
Area Code and Tel.  No.:____________________________      Date: _________________________________________________


      The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificates to the Subscription Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

                 DO NOT SEND RIGHTS CERTIFICATES WITH THIS FORM



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